Exhibit 10.23

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page of Pages
		1	8

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

P00001		05/09/2020	0S258784
6. ISSUED BY	CODE	AS PR-BARDA	7. ADMINISTERED BY (If other than Item 6)	Code

AS PR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
OUTSET MEDICAL, INC 1261480		(x)	9A. AMENDMENT OF SOLICITATION NO.
Attn: Jamie Lewis
OUTSET MEDICAL, INC.			9B. DATED (SEE ITEM 11)
1830 BERING DR
SAN JOSE CA 951124212
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00077
CODE 1261480	FACILITY CODE		10B. DATED (SEE ITEM 13) 09/26/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt

        of Offers             ☐ is extended.            ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 2020.199SN20.26067	Net Increase:	[***]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIED THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes - Fixed Price
D. OTHER (Specify type of modification and authority)
E. Important Contractor ☐ is not ☒ is required to sign this document and return _____1_____ copies to the Issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

 Tax ID Number: 20-0514392

 DUNS Number: [***]

 Appr. Yr.: 2020 CAN: 199SN20 Object Class: 26067

 Period of Performance: 05/09/2020 to 09/29/2021

 Add Item as follows:

 The purpose of this modification is to 1) revise CLIN 0005, CLIN 0006 and CLIN 0007 and 2) add a short term deployment contingency

 3             Procurement of Patient Treatment Packages (PTP)                                                                                              [***]

 Continued...

 Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
TASHA A. MCMILLIAN
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page of Pages
	75A50119C00077 / P00001	2	8
NAME OF OFFEROR OR CONTRACTOR OUTSET MEDICAL, INC 1261480

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITIY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Obligated Amount: [***]

Add Item 4 as follows:

4	Training for Healthcare Providers and Technical support Obligated Amount: [***]				[***]

Add Item 5 as follows:

5	Field Maintenance Obligated Amount: [***]				[***]

Add Item 6 as follows:

6	Short term deployment contingency Obligated Amount: [***]				[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contract Number	Modification #0002
75A50119C00077	Page 3

ASPR awarded a contract in 2019 to Outset Medical with a base period of 24 months and no option periods. Due to the support of COVID-19 by the SNS, they’ve exhausted the quantities under CLINs 0005, 0006, and 0007. With the execution, the increased quantities will sustain the deployment of [***] Tablo Hemodialysis systems.

1. REVISE Section C Description/Specification/Statement of Work

CLIN 0005 – Consumable Shipping

All required shipping costs for consumables to perform hemodialysis on up to [***] patients simultaneously, assuming a [***]-day per week clinical operation and [***] patients/system/day within CONUS areas.

The per patient rate includes [***] treatment bundles for each of the [***] patients requested.

Procurement of [***] additional Patient Treatment Packages (PTP)

PN-100480-Treatment Bundle-Tablo Cartridge and Straws

PN-0000831-Bicarb Concentrated, 4 Gal

PN-0002630/832/833/631-Acid Concentrate, 4 Gal (choice of 1K, 2K, 3K)

Patient Treatment packages ([***] per PTP)

The shipping charges for the Patient Treatment Packages will be covered by FedEx under a separate contract

CONUS- QUANTITY — [***]

Total [***]

CLIN 0006 – Training

Training for healthcare providers and technical support staff within CONUS areas.

Additional training for healthcare providers and technical support staff for up to [***] times a year within both CONUS and OCONUS areas. The training support is for an additional [***] deployment sites for a [***]-month period. This brings the total number of sites to [***] ([***] from the original award and [***] with the execution of this mod)

CONUS-QUANTITY - [***] - Unit Price [***] per month X [***] months

Total [***]

CLIN 0007 – Maintenance

Routine and field maintenance of dialysis systems while devices are deployed and in use at an additional [***] commercially accessible locations for a [***]-month period. The maintenance support is for an additional [***] deployment sites for a [***]-month period. This brings the total number of sites to [***] ([***] from the original award and [***] with the execution of this mod)

QUANTITY - [***] - Unit Price [***] per month X [***] months

Total [***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contract Number	Modification #0002
75A50119C00077	Page 4

Short Term Deployment Contingency

Contingency for incremental cost of short-term resource allocation. Additional cost for the contractor to procure personnel and resources to support this mission.

QUANTITY - [***] - Unit Price [***] per month X [***] months

Total [***]

GRAND TOTAL	[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contract Number	Modification #0002
75A50119C00077	Page 5

REVISED REQUIREMENTS and SOW

The table below lists the system minimum requirements for the portable dialysis capability build:

Function	Requirements
Dialysis Treatment	Blood Flow	[***]

	Maximum Ultrafiltration Rate	[***]

	Dialysate Flow	[***]

	Dialysate Preparation	[***]

	Potassium Settings	[***]

	Calcium Settings	[***]

	Sodium Settings	[***]

	Bicarbonate Settings	[***]

	Dialysis Temperature	[***]

	Dialyzers	[***]

	Consumables	[***]

	Saline Bolus	[***]

	Blood Pressure	[***]

	Wireless Connectivity (OPTIONAL)	[***]

Dialysate Production	Input Water Source	[***]

	Incoming Temperature Range	[***]

	Incoming Pressure Range	[***]

	Filtration	[***]

	Outputs Purified Water	[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contract Number	Modification #0002
75A50119C00077	Page 6

Maintenance	Disinfection	[***]

	Filter Replacements	[***]

	Routine Maintenance	[***]

	Field Maintenance	[***]

Training	Curriculum Development	[***]

	Curriculum Delivery	[***]

Support	[***]

Condition	[***]

CLIN 0001 – Base — Dialysis systems. New equipment, fully-operational, assembled, tested, and configured to include all associated cabling, plumbing and consumables. Lease of [***] systems. Leasing period of performance will be twenty-four (24) months. See above for Minimum Specifications.

CLIN 0002 – Base — Installation and 24-month maintenance and support for hardware and software

CLIN 0003 – Base — System Shipping

CLIN 0004 – Base — Consumables — All required consumables to perform hemodialysis on up to [***] patients, assuming [***]-day per week clinical operation and [***] patients/system/day.

See above for Minimum Specifications.

CLIN 0005 – Base — Consumable Shipping —All required shipping costs for consumables to perform hemodialysis on up to [***] patients simultaneously, assuming a [***]-day per week clinical operation and [***] patients/system/day.

CLIN 0006 – Base — Training —Training for healthcare providers and technical support staff. See above for Minimum Specifications.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contract Number	Modification #0002
75A50119C00077	Page 7

CLIN 0007 – Base — Maintenance — Routine and field maintenance of dialysis systems. See above for Minimum Specifications.

Revision with current modification:

CLIN 0005 – Request procurement of [***] additional Patient Treatment Packages (PTP).

PN-100480-Treatment Bundle-Tablo Cartridge and Straws

PN-0000831-Bicarb Concentrated, 4 Gal

PN-0002630/832/833/631-Acid Concentrate, 4 Gal (choice of 1K, 2K, 3K,)

Patient Treatment packages ([***] per PTP)

CLIN 0006 – Training — Additional training for healthcare providers and technical support staff for up to [***] times a year within both CONUS and OCONUS areas. The Training support is for an additional [***] deployment sites for a [***] months period.

CLIN 0007 – Maintenance - Routine and field maintenance of dialysis systems while devices are deployed and in use at an additional [***] commercially accessible locations for [***] months.

Minimum of [***] devices per location.

Short Term Deployment Contingency

Contingency for incremental cost of short-term resource allocation. Additional cost for the contractor to procure personnel and resources to support this mission.

Period of Performance	September 30, 2019 through September 29, 2021	UNCHANGED

Modification #0002	[***]	CHANGED

Ultimate Contract Value	[***]	CHANGED

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED